UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08219

The Thurlow Funds, Inc.

(Exact name of registrant as specified in charter)

3212 Jefferson Street, #416

Napa, California 94558

(Address of principal executive offices)(Zip code)

Thomas F. Thurlow

The Thurlow Funds, Inc.

3212 Jefferson Street, #416

Napa, California  94558

(Name and address of agent for service)

With Copy To:

Martina Hearn

Attorney at Law

555 Bryant St. #262

Palo Alto, California 94301

Registrant's telephone number, including area code: (888) 848-7569

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Thurlow Growth Fund

June 30, 2004

The Thurlow Funds, Inc. Annual Report Letter to Shareholders

6-30-2004

Dear Fellow Shareholders,

Is the stock market now pausing after beginning a new bull market, or is the bear coming back out of hibernation?  Right now, there simply is no clear answer.  We just have to wait to see whether the market wants to resume its climb or whether it wants to revisit the lows from early 2003, or whether it wants to just stay here for a while.

Stock prices follow economic growth, and right now there are plenty of good economic signs out there.  According to the U.S. Commerce Department, the economy grew 5% year-over-year from second-quarter 2003 to first-quarter 2004, followed by a slower but respectable 3% growth rate since then.

As we mentioned in a recent shareholder newsletter, once economic growth outpaces growth in productivity, companies begin hiring new employees.  Sure enough, the U.S. Labor Department reports that unemployment has now fallen to 5.5%, tying the average unemployment rate of the 1990’s.  A recent Labor Department jobs report, which initially looked underwhelming (only 32,000 new payroll jobs), included a report of a smaller household survey revealing 629,000 more jobs in July 2004, for a total of 1.9 million new jobs since 2001.  According to the Wall Street Journal, the household survey includes independent contractors and the self-employed -- the entrepreneurial part of the economy that the payroll survey picks up on a lagging basis.  These are the type of jobs you want to see at the beginning of a robust economic expansion.

So what is the problem?  If the economy is so good – maybe not excellent, but good anyway – then why is the stock market stuck in neutral?  Let’s not forget the headwinds facing this economy.  Crude oil recently hit a high of $49 per barrel, and although Wall Street seems to be discounting this added cost to the economy, an increase in the price of such a basic necessity as oil from $19 (January 2002) to $48 recently is real.

In addition, interest rates are going up.  The Federal Reserve has raised rates twice and more hikes are definitely on the way.  The extremely low interest rates of the past will soon be a memory.

Another stimulative policy that is now gone is the retroactiveness of the tax cut passed by Congress in May 2003.  Not only were marginal tax rates cut, but the lower rates were made effective five months before the new rates were passed.  This meant that as of July 1, 2003, payrolls of workers everywhere where adjusted to withhold even less taxes than normal, so as to make up for the six months of tax withholding at the old, higher rates.  This was extra cash pumped into the economy just at the right time, and that extra spigot of cash is now closed.  Tax withholding is still lower than it was in 2002, because tax rates across the board are lower, but the higher tax withholding that everyone went through in the first half of 2003 has been made up for by lower withholding in the second half of 2003.

Add to all this the constant fear produced by the threat of terrorism.  The bad guys actually won last March, when terrorist bombings in Spain produced a more pacifist government in the Spanish elections.  That can only serve to encourage the terrorists to attack the United States before our next election in November.

So, while the economy is showing signs of strength, there are still challenges to overcome.  The stock market right now is probably going through a realization that the stimulative policies of the past will soon be gone, and the economy will be growing at a slower rate.  And once the economy resumes its growth, so too will the stock market, and hopefully the share price of the Thurlow Growth Fund will end its relative underperformance and resume its climb as well.

At the Thurlow Growth Fund, we thank you for your continued interest.

Thomas F. Thurlow

/s/ Thomas F. Thurlow

Portfolio Manager

Thurlow Growth Fund

The Thurlow Growth Fund

		Schedule of Investments
		June 30, 2004
Shares/Principal Amount		Market Value	% of Net Assets

Biological Products
400	Imclone Systems, Inc. *	$ 34,316	2.71%

Business Services
300	ASK Jeeves, Inc. *	11,709
600	eBay, Inc. *	55,170
		66,879	5.29%

Dairy Products
1,200	Lifeway Foods, Inc. *	18,192	1.44%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,000	Mine Safety Appliances Co.	33,700	2.66%

Crude Petroleum & Natural Gas
200	Southwestern Energy Co. *	5,734	0.45%

Deep Sea Foreign Transportation of Freight
1,200	Teekay Shipping Corp.	44,856	3.55%

Ordinance & Accessories
1,000	Taser International, Inc. *	43,230	3.42%

Television Broadcasting Stations
1,300	Station Casinos, Inc.	62,920	4.98%

Retail
1,500	Starbucks Corp. *	65,235
500	Whole Foods Market, Inc.	47,725
		112,960	8.93%
Semiconductors
500	A.U. Optronics Corp.	8,170	0.65%

Computer Integrated Systems Design
500	Aladdin Knowledge Systems Ltd *	8,225
1,000	Travelzoo, Inc. *	29,790
2,000	Yahoo, Inc. *	72,800
		110,815	8.76%
Wholesale-Miscellaneous Durable Goods
1,200	Schnitzer Steel Industries, Inc	40,752	3.22%

	Total Common Stocks (Cost - $531,316)	582,524	46.06%

Cash & Equivalents
675,287	First American Treasury Obligation Fund Cl A	675,287	53.40%
	Interest Rate .41% (Cost $675,287)

	Total Investments (Cost - $1,206,603)	$ 1,257,811	99.46%

	Assets less other Liabilities	$ 6,768	0.54%

	Net Assets - Equivalent to $3.31 per share	$ 1,264,579	100.00%
	based on 381,852 shares of capital stock outstanding

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Statement of Assets and Liabilities
June 30, 2004

Assets:
Investment Securities at Market Value	$ 1,257,811
(Cost - $1,206,603)
Cash	7,399
Dividends and Interest	8
Receivable from Advisor	1,509
Total Assets	1,266,727
Liabilities
Accrued Management Fees	2,148
Total Liabilities	2,148
Net Assets	$ 1,264,579
Net Assets Consist of:
Capital Paid In	6,456,167
Accumulated Realized Loss on Investments - Net	(5,242,796)
Unrealized Appreciation in Value of Investments-Net	51,208
Net Assets, for 381,852 Shares Outstanding	$ 1,264,579
Net Asset Value and Redemption Price
Per Share ($1,264,579/381,852 shares)	$ 3.31

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Statement of Operations
For the year ended June 30, 2004

Investment Income:
Dividends	$ 3,096
Interest	1,956
Total Investment Income	5,052
Expenses:
Management Fees (Note 4)	30,956
Total Expenses	30,956

Net Investment Loss	$ (25,904)

Realized and Unrealized Gain/Loss on Investments:
Net Realized Gain on Investments	59,160
Net Unrealized Loss from Depreciation on Investments	(220,219)
Net Realized and Unrealized Loss on Investments	(161,059)

Net Decrease in Net Assets from Operations	$ (186,963)

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Statements of Changes in Net Assets
	7/1/2003	7/1/2002
	to	to
	6/30/2004	6/30/2003
From Operations:
Net Investment Income (Loss)	$ (25,904)	$ (18,777)
Net Realized Gain (Loss) on Investments	59,160	(228,411)
Net Realized Gain (Loss) on Closed Short Positions	0	(29,025)
Net Unrealized (Depreciation) Appreciation	(220,219)	257,106
Net (Decrease) in Net Assets resulting from Operations	(186,963)	(19,107)
From Capital Share Transactions:
Proceeds From Sale of Shares	131,952	19,525
Net Asset Value of Shares Issued on Reinvestment of Distributions	0	0
Value of Shares Redeemed	(303,309)	(296,155)
	(171,357)	(276,630)

Net (Decrease) in Net Assets	(358,320)	(295,737)

Net Assets
Beginning of Year	1,622,899	1,918,636

End of Year	$ 1,264,579	$ 1,622,899

Share Transactions:
Issued	30,531	5,491
Reinvested	0	0
Redeemed	(72,658)	(86,559)
Net (decrease) in shares	(42,127)	(81,068)
Shares outstanding beginning of year	423,979	505,047
Shares outstanding end of year	381,852	423,979

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2003	7/1/2002	7/1/2001	7/1/2000	7/1/1999
	to	to	to	to	to
	6/30/2004	6/30/2003	6/30/2002	6/30/2001	6/30/2000
Net Asset Value -
Beginning of Period	$3.83	$3.80	$5.43	$22.86	$20.63
Net Investment Income (Loss)	(0.06)	(0.04)	(0.05)	0.04	(0.29)	(1)
Net Realized and Unrealized Gains ( Losses)	(0.46)	0.07	(1.58)	(10.93)	5.81	(1)
Total from Investment Operations	(0.52)	0.03	(1.63)	(10.89)	5.52
Distributions from Net Realized Gains (Losses)
Return of Capital	0.00	0.00	0.00	(4.12)	0.00
Distributions from Net Realized Gain from Security Transactions	0.00	0.00	0.00	(2.42)	(3.29)	(1)
Total Distributions	0.00	0.00	0.00	(6.54)	(3.29)
Net Asset Value -
End of Period	$3.31	$3.83	$3.80	$5.43	$22.86

Total Return	(13.58)%	0.79%	(30.02)%	(55.66)%	55.61%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,265	1,652	1,919	3,220	9,529
Ratio of Expenses to Average Net Assets	1.90%	1.95%	2.13%	1.99%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.59)%	(1.19)%	(1.02)%	0.37%	(1.26)%
Ratio of Net Expenses to Average Net Assets - without fee waiver	1.90%	1.95%	2.13%	1.99%	4.40%
Ratio of Net Investment Income to Average Net Assets - without fee waiver	(1.59)%	(1.19)%	(1.02)%	0.37%	(3.66)%
Portfolio Turnover Rate	928.36%	1485.56%	1907.35%	1342.00%	951.00%

(1) Calculated based on Average Shares Outstanding

The accompanying notes are an integral part of the financial statements.

THE THURLOW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004

1.     ORGANIZATION

The Thurlow Funds, Inc. (the “Company”) was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, management investment company under the Investment Company Act of 1940.  The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the “Fund”).  The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Due to unfavorable market conditions the Fund has taken a temporary defensive position in its investing over the past year and as of June 30, 2004.  Accordingly, the Fund has invested a large portion of its assets in money market instruments and conservative income producing stocks. The Fund commenced investment operations on August 8, 1997.

2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein.  Actual results could differ from those estimates.

a)

Investment Valuation – Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available are valued at fair value as determined by management in accordance with procedures approved by the Board of Directors.

b)

Security Transactions and Investment Income- Securities transactions are recorded on the trade date.  Realized gains and losses are computed on an identified cost basis.  Interest income is recorded on the accrual basis, and includes the accretion of discounts and amortization of premiums.  Dividend income is recorded on the ex-dividend date.

c)

Income Taxes – It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. The Fund intends to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

d)

Distributions to Shareholders- Distributions from net investment income for the Fund are declared and paid annually.  Distributions from net realized capital gains, if any, are paid at least annually.  To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund’s policy not to distribute such gains.  Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e)

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

f)

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

g)

Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

1.

INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments excluding U.S. Government securities and short-term investments, by the Fund for the year ended June 30, 2004, were $9,874,441 and $10,672,378 respectively. There were no purchases or sales of U.S. government obligations during the year.

At June 30, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$ 55,384
Depreciation	(9,455)
Net appreciation on Investments	$ 45,929

At June 30, 2004, the cost of investments for federal income tax purposes was $1,211,882. The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales.

2.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.90% as applied to the Fund’s daily net assets.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. of the For the year ended June 30, 2004, the Fund paid $30,956 to Thurlow Capital Management for management fees.

Mutual Shareholder Services serves as transfer agent and accounting services agent, U.S. Bank serves as custodian and Thurlow Capital Management serves as administrator.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, including organizational costs) exceed 1.90% of the Fund’s average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess.

3.

CAPITAL LOSS CARRYFORWARD

As of June 30, 2004, The Thurlow Growth Fund incurred a capital loss carryforward of $5,237,517. This capital loss carryforward may be used to offset future capital gains until the following expiration dates.

Total Capital Loss Carryforward	Expiration
6/30/09 6/30/10 6/30/11
$5,237,517	$1,516,189 $3,089,216 $632,112

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

4.

DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed (overdistributed) Ordinary Income	Unrealized Appreciation	Capital Loss Carry Forward and Other Losses
$0	$45,929	$(5,232,238)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.  In addition, short term capital gains, if any, are considered ordinary income for income tax purposes.

5.

CHANGE IN ACCOUNTANTS

On August 12, 2004, upon receipt of notice that Cohen McCurdy, Ltd. (“Cohen”) was selected as the Fund’s auditor, McCurdy & Associates CPA’s, Inc. (“McCurdy”), whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy’s reports on Thurlow Fund’s financial statements for the fiscal year ended June 30, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal year stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods.

Neither the Fund nor anyone on its behalf consulted with Cohen on its items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a) (1) (v) of said Item 304).

Board of Directors

Name, Address and Age	Position held with Board	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Director.	Other Directorships held by Director or Officer
Thomas F. Thurlow* 3212 Jefferson St. #416 Napa, CA 94558 Age: 42	Director, Chairman of The Board of Directors	Since 1997	Portfolio manager for The Thurlow Growth Fund. Attorney in private practice.	1	0
Rajendra Prasad, M.D. 1310 East Ocean Blvd. #1204 Long Beach, CA 90802 Age: 59	Director	Since June 30, 2002	Portfolio manager for Prasad Growth Fund. Physician in private practice	1	1
Tamara Thurlow Field* 1150 Lakeway Drive #102 Lakeway, Texas 78734 Age: 40	Director	Since 1999	Founder, President and CEO of Apollo Hosting, a web-hosting business.	1	0
Christine Owens 440 Conil Way Portola Valley, CA 94028-7407 Age: 39	Director	Since 1999	Business Solutions Manager at Interwoven, Inc.	1	0
Stephanie E. Rosendahl* 1927 Lohmans Crossing, Suite 201A Lakeway, TX 78734 Age: 38	Director	Since 1997	Founder, President and CEO of Web-Site Source, a web-hosting business.	1	0
Natasha L. McRee 536 Ladin Lane Lakeway, TX 78734 Age: 33	Director	Since 1997	President, LagoTech Inc., Marketing Consulting	1	0
Robert C. McRee 536 Ladin Lane Lakeway, TX 78734 Age: 32	Director	Since 1998	Software Consultant, LagoTech, Inc.	1	0

*Directors who are or may be deemed to be "interested persons", as defined by the Investment Company Act of 1940.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

The Thurlow Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Thurlow Growth Fund (a portfolio of The Thurlow Funds, Inc.), including the schedule of portfolio investments, as of June 30, 2004 and the related statements of operations, changes in net assets,  and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2003 and financial highlights for the years ended June 30, 2003, June 30, 2002, June 30, 2001, and June 30, 2000 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thurlow Growth Fund as of June 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

August 25, 2004

Item 2. Code of Ethics.

Not available.

Item 3. Audit Committee Financial Expert.

Not available.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not available.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thurlow Funds, Inc.

By /s/Thomas F. Thurlow

     Thomas F. Thurlow

     President and CEO

Date September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas F. Thurlow

     Thomas F. Thurlow

     President, CEO and Treasurer

Date September 10, 2004